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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 1, 1999

              Prudential Securities Secured Financing Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                         333-74859               13-3526694
----------------------------          ----------------       -------------------
(State or Other Jurisdiction          (Commission File        (I.R.S. Employer
      of Incorporation)                  File Number)        Identification No.)


                                                                 10292
                                                              ----------
        One New York Plaza                                    (Zip Code)
        New York, New York
      (Address of Principal
        Executive Offices)

        Registrant's telephone number, including area code (212) 214-7435

                                    No Change
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          (Former name or former address, if changed since last report)

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         Item 5.  Other Events.

                  This Current Report on Form 8-K is being filed by Prudential Securities Secured Financing Corporation in connection with its offering of HomeGold Home Equity Loan Trust 1999-1, HomeGold Home Equity Loan Asset-Backed Notes, Series 1999-1.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibits:

              4.1      Form of Sale and Servicing Agreement
              4.2      Form of Indenture



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                                   SIGNATURES

                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                     PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION, as Depositor and on behalf of HomeGold Home Equity Loan Trust 1999-1

                     By:  /s/Mary Alice Kohs
                         -------------------
                         Name:   Mary Alice Kohs
                         Title:  Vice President


Date:  May 1, 1999

                                       3
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                                  EXHIBIT INDEX



Exhibit No.            Description                                 Page No.
-----------            -----------                                 --------
4.1                    Form of Sale and Servicing Agreement        5
4.2                    Form of Indenture                           6